SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 22, 2014

INDEPENDENT BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-7818	38-2032782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 West Main Street Ionia, Michigan	48846
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code:
(616) 527-5820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 22, 2014, Independent Bank Corporation (the "Company") will use a Shareholder Presentation at the Company's 2014 Annual Meeting of Shareholders. A copy of the Shareholder Presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in this Item 7.01 by reference. The information disclosed under this Item 7.01 and Exhibit 99.1 is furnished to, and not filed with, the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits

Exhibits.

99.1	Shareholder Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORPORATION
(Registrant)

Date	April 22, 2014	By	s/Robert N. Shuster
Robert N. Shuster, Principal Financial Officer